                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 12, 2002


                        RYDER VEHICLE LEASE TRUST 1999-A
             (Exact name of registrant as specified in its charter)


 Delaware                                    333-81455       52-7000600
 (State or other jurisdiction of             (Commission     (IRS Employer
 incorporation or organization)              File Number)    Identification No.)

 3600 NW 82nd Avenue, Miami, Florida                               33166
 (Address of principal executive offices)                        (Zip Code)


                                 (305) 500-3726
              (Registrant's telephone number, including area code)


                                   Page 1 of 9

            This report consists of 9 consecutively numbered pages.

ITEM 5.  OTHER EVENTS

         The Quarterly Report to Investors (Payment Date Certificate) for the quarter ended June 30, 2002 was delivered to the trustee of the Ryder Vehicle Lease Trust 1999-A 07/12/2002.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

              (c)   Exhibits:


            99.1 Quarterly Report to Investors (Payment Date Certificate) for the quarter ended June 30, 2002.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          RYDER VEHICLE LEASE TRUST 1999-A
                                          (Registrant)

Date: July 25, 2002                       /s/ W. Daniel Susik
                                          -------------------
                                          W. Daniel Susik
                                          Senior Vice President & Treasurer
                                          Ryder Truck Rental, Inc.

                                          (Duly Authorized Officer of the
                                          Administrator on behalf of the Trust)

                                INDEX TO EXHIBITS

Exhibit
Number      Description of Exhibit

 99.1 Quarterly Report to Investors (Payment Date Certificate) for the quarter ended June 30, 2002.